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                                                                    EXHIBIT 10.2
                                    AMENDMENT


THE FOLLOWING AMENDMENT TO THE PLAN WAS APPROVED BY THE BOARD ON NOVEMBER 20, 2001:

RESOLVED, THAT IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY, AND AT THE SOLE ELECTION OF EACH OPTION HOLDER, HIS OR HER OPTIONS HELD UNDER THE PLAN WHICH ARE NOT FULLY VESTED MAY VEST 100% AND BE EXERCISED IMMEDIATELY. FOR PURPOSES OF THE PLAN, "CHANGE IN CONTROL" SHALL MEAN ANY OF THE FOLLOWING EVENTS WHICH OCCUR SUBSEQUENT TO THE FORMAL ADOPTION OF THIS AMENDMENT BY THE COMPANY'S BOARD OF DIRECTORS:

     (A) THE DIRECT OR INDIRECT ACQUISITION BY ANY PERSON, GROUP OR OTHER ENTITY (AS DEFINED IN SECTION 13(D) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED) OF BENEFICIAL OWNERSHIP OF 50% OR MORE OF THE OUTSTANDING COMMON STOCK OF THE COMPANY PURSUANT TO A PURCHASE, TENDER OR EXCHANGE OFFER FOR CASH, SECURITIES OR OTHER CONSIDERATION, PROVIDED, HOWEVER, THAT SUCH AN ACQUISITION SHALL NOT CONSTITUTE A CHANGE IN CONTROL IF 75% OR MORE OF THE EQUITY OF THE ACQUIRING ENTITY IS BENEFICIALLY OWNED BY SUBSTANTIALLY THE SAME PERSONS AND ENTITIES WHO WERE STOCKHOLDERS OF THE COMPANY IMMEDIATELY PRIOR TO SUCH ACQUISITION, AND WHOSE PROPORTIONATE EQUITY INTERESTS REMAIN SUBSTANTIALLY UNCHANGED, VIV-A-VIS ONE ANOTHER, BY SUCH EVENT;

     (B) CONSUMMATION OF A TRANSACTION APPROVED BY THE STOCKHOLDERS OF THE COMPANY WHICH RESULTS IN (I) A CONSOLIDATION OR MERGER OF THE COMPANY PURSUANT TO WHICH THE COMPANY IS NOT THE CONTINUING OR SURVIVING CORPORATION, OR PURSUANT TO WHICH SHARES OF THE COMPANY'S COMMON STOCK WOULD BE CONVERTED INTO CASH OR OTHER SECURITIES OR (II) A SALE, LEASE, EXCHANGE OR OTHER TRANSFER (IN ONE OR A SERIES OF RELATED TRANSACTIONS) OF ALL, OR SUBSTANTIALLY ALL, OF THE ASSETS OF THE COMPANY; OR,

     (C) THERE SHALL HAVE A CHANGE IN A MAJORITY OF THE MEMBERS OF THE COMPANY'S BOARD OF DIRECTORS WITHIN A 24 MONTH PERIOD, UNLESS THE ELECTION, OR NOMINATION FOR ELECTION, BY THE COMPANY'S STOCKHOLDERS OF EACH NEW DIRECTOR WAS APPROVED BY 2/3RDS OF THE DIRECTORS THEN STILL IN OFFICE WHO WERE IN OFFICE AT THE BEGINNING OF THE 24-MONTH PERIOD




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                                                     SECRETARY